UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2004


                        AMERICAN SOUTHWEST HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27947                   86-0800964
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


4225 N. BROWN AVE., SCOTTSDALE, ARIZONA                             85251
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 946-4006

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     On December 17, 2004, American Southwest Holdings, Inc. (the "Company") completed its initial private placement of $400,000 of common stock after the acquisition of Metal Sands Limited, an Australian mining company, and issued 8,000,000 restricted shares of the Company's common stock to two investors residing outside of the United States. As of January 19, 2005, the Company has 82,150,806 shares of common stock outstanding.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  None.

     (b)  None.

     (c)  None.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  AMERICAN SOUTHWEST HOLDINGS, INC.



Date: January 21, 2005            By: /s/ Alan Doyle
                                      -------------------------------------
                                      Alan Doyle
                                      President (Chief Executive Officer)


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